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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 16, 2006

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

               0-27026                                77-0254621
             (Commission                           (I.R.S. Employer
             File Number)                         Identification No.)

    3345 North First Street, San Jose, California                95134
       (Address of Principal Executive Offices)               (Zip Code)

                                 (408) 435-0800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 16, 2006, Pericom Semiconductor Corporation issued a press release announcing earnings for the fiscal fourth quarter ended July 1, 2006. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02 and the attached exhibit of this current report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On August 15, 2006, management of the Company advised the Company's Audit Committee that it had made a determination that its method of accounting for certain capitalized new product research and development costs was inconsistent with generally accepted accounting principles. Management and the Audit Committee also discussed this matter with the Company's independent registered public accounting firm, Burr, Pilger & Mayer LLP. As a result, the Audit Committee concurs with management's conclusion that the prior accounting for certain capitalized new product research and development costs was in error and will require a restatement of its financial statements for the quarters ended October 1, 2005, December 31, 2005 and April 1, 2006. The restatement relates to the accounting treatment of certain capitalized mask production costs that were incorrectly amortized as research and development expense when it should have been amortized as cost of sales. Accordingly, the Company has determined that its previously issued financial statements for the quarters ended October 1, 2005, December 31, 2005 and April 1, 2006, should no longer be relied upon.

The Company anticipates filing the corrections to its financial statements in conjunction with the filing of its Annual Report of Form 10-K for the year ended July 1, 2006.

Management is considering the effect of these restatements on its evaluation of disclosure controls and procedures and internal controls over financial reporting.

ITEM 9.01    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)     Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number     Description
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99.1       Press Release issued by Pericom Semiconductor Corporation dated
           August 16, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERICOM SEMICONDUCTOR CORPORATION


                                       By:    /s/ Alex Hui
                                              ----------------------------------
                                              Alex Hui
                                              President, Chief Executive Officer

                                       By:    /s/ Angela Chen
                                              ----------------------------------
                                              Angela Chen
                                              President, Chief Financial Officer

Date:  August 16, 2006